SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
The following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading in the summary section of each fund’s prospectus.
West Wang, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2022.
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
The following information replaces the existing similar disclosure for each fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectus.
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
West Wang, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined HGI in 2022, with four years of financial industry experience. Prior to joining HGI, he was a data analyst at Bloomberg, where he managed peer group indices for the global Bloomberg Intelligence team (BI), and supported equity research and financial modeling focusing on the Asian market. Prior to that, he worked as a technical account manager at Bloomberg.
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MSc in Applied Economics from City University of Hong Kong; BSc in Electronic Information Science and Technology from Beijing University of Posts and Telecommunications (BUPT). He is a CFA Charterholder.
Feng Gao, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined HGI in 2023, with nine years of financial industry experience. Prior to joining HGI, he was an index analyst and portfolio manager at Harvest Fund Management Co., Ltd (HGI’s parent company) where he managed A-share and QDII ETFs and index funds. Prior to that, he worked as a derivatives trader in the Financial Markets Department of Industrial and Commercial Bank of China.
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Master’s degree in Finance and Bachelor’s degree in Engineering from Peking University. He is a CFA Charterholder.
Please Retain This Supplement for Future Reference
February 9, 2024
PROSTKR24-04